GIBRALTAR ACQUIRES QUALITY ALUMINUM PRODUCTS
FOR $54 MILLION

Expands Residential Building Capabilities
Transaction expected to be immediately accretive to earnings

Buffalo, New York, August 23, 2022 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, residential, agtech and infrastructure markets, today announced it has acquired Quality Aluminum Products (QAP), a manufacturer of residential building products, for $54 million in cash, subject to customary adjustments for working capital.

QAP manufactures aluminum and steel products including soffit, fascia, trim coil, rain carrying products and aluminum siding, and serves wholesale markets in the Midwest, Northeast and South. For the trailing twelve months ended July 31, 2022, QAP recorded revenue of $93 million and Adjusted EBITDA of $11.5 million. The transaction is expected to be immediately accretive to earnings.

“The acquisition of QAP expands our residential product offering and builds our presence in additional regional markets supporting both retail and wholesale customers” Chairman and CEO Bill Bosway stated. “Adding a market leader like QAP supports our overall objective of accelerating growth, earnings, and market participation while also adding a best-in-class operating team to the Gibraltar organization.”

“I am excited that QAP has joined Gibraltar—our companies both have a strong heritage focusing on customer satisfaction,” said Bob Clark, CEO, QAP. “I look forward to the work we will do together to deliver a strong platform of growth that benefits our employees and customers alike.”

About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the renewable energy, residential, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements.

Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, availability of labor at our manufacturing and distribution facilities or on our project sites, further impacts of COVID-19 on our customers, suppliers, employees, operations, business, liquidity and cash flows, the loss of any key customers, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to our IT systems, and the impact of regulation. Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K and Quarterly Report on Form 10-Q which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

Gibraltar presented a non-GAAP financial measure in this news release, adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). Adjusted EBITDA excludes interest, taxes, depreciation, amortization, management fees and certain other miscellaneous charges. In evaluating this business, the Company considers and uses this non-GAAP financial measure as supplemental measure of its operating performance. The Company believes that the presentation of results excluding these items provides meaningful supplemental data to investors that are indicative of QAP’s core operating results and facilitates comparison with other companies.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com